UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT
Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013
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                Dynasil Corporation of America
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(Exact name of registrant as specified in its charter)

Delaware                   000-27503                22-1734088
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(State or other           (Commission             (IRS Employer
jurisdiction of           File Number)           Identification No.)
incorporation)

            44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)

                       (617)-668-6855
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    (Registrant's telephone number, including area code)


                       Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)

[  ]  	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[  ]  	Pre-commencement communications pursuant to Rule 14d-2(b) under
	the Exchange Act (17 CFR 240.14d-2(b))

[  ]  	Pre-commencement communications pursuant to Rule 13e-4(c) under
	the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2013, Dynasil Corporation of America (the "Company") and RMD Instruments Corp., a wholly owned subsidiary of the Company, entered into and consummated an Asset Purchase Agreement (the "Asset Purchase Agreement") with Dilon Technologies, Inc., a Delaware corporation ("Dilon"). Pursuant to the Asset Purchase Agreement, the Company sold to Dilon certain assets of its Gamma Medical Probe product line for $3.5 million, plus the assumption by Dilon of certain liabilities of the Company, plus a possible contingent payment. The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. Concurrently with the closing of the Asset Purchase Agreement, the Company and Dilon entered into a transition services agreement pursuant to which the Company will provide certain transitional services to Dilon for up to five months after closing.

The Company will use the proceeds from the sale to reduce its indebtedness to Santander Bank, N.A. by $2.75 million to approximately $2.4 million. The Company's indebtedness to Santander was approximately $6.8 million as of September 30, 2013. The Company also has a subordinated $3 million note to Massachusetts Capital Resource
Corporation that remains outstanding.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal period ended December 31, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) 	Exhibits

99.1	Press release of Dynasil Corporation of America, dated December
	24, 2013.

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                              SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            		DYNASIL CORPORATION OF AMERICA

Date: 	December 24, 2013		By:  /s/ Thomas C. Leonard
                              		Name: Thomas C. Leonard
					Title:  Chief Financial Officer

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                             EXHIBIT INDEX

Exhibit No.	Description

99.1		Press release of Dynasil Corporation of America, dated
		November 7, 2013.